Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.10

AMENDMENT #4 to the

AMENDED AND RESTATED

COLLABORATION AND LICENSE AGREEMENT

This Amendment #4 to the Amended and Restated Collaboration and License Agreement (“Amendment”), effective June 26, 2017 (the “Amendment #4 Effective Date”), is by and between Pioneer Hi-Bred International, Inc., with headquarters at 7100 NW 62nd Avenue, PO Box 1014, Johnston, Iowa 50131-1014, USA (“Pioneer”), and Caribou Biosciences, Inc., located at 2929 7th St., Suite 105, Berkeley, California 94710 (’Caribou Bio”) (Caribou Bio and Pioneer, each individually a “Party”, and together the ‘‘Parties”).

WHEREAS, the Parties have signed an Amended and Restated Collaboration and License Agreement dated July 13, 2015 (which, as of July 13, 2015, [***] as amended by Amendment# I to the Amended and Restated Collaboration and License Agreement, dated January 21, 2016; Amendment #2 to the Amended and Restated Collaboration and License Agreement, dated July 18, 2016; and Amendment #3 to the Amended and Restated Collaboration and License Agreement, dated March 13, 2017 (collectively, the ‘‘Agreement”); mid

WHEREAS, the Parties desire to further amend the Agreement to clarify certain aspects of sublicensing by the Parties in the Agreement;

NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	All capitalized terms not defined in this Amendment shall have the meanings set forth in the Agreement.

2.	Sections 6.3(a)(iv) is hereby amended to introduce the following phrase at the beginning of Section 6.3(a)(iv):

[***]

3.	Section 6.3(a) is hereby amended to include the following Subsection 6.3(a)(v):

[***]

4.	Sections 6.3(b)(v) is hereby amended to introduce the following phrase at the beginning of Section 6.3(b)(v):

[***]

5.	Section 6.3(b) is hereby amended to include the following Subsection 6.3(b)(vi):

[***]

6.	All other terms of the Agreement remain in full force and effect.

7.

This Amendment may be executed in any number of counterparts, including facsimile or scanned PDF documents. Each such counterpart, facsimile or scanned PDF document shall be deemed an original instrument, and all of which, together, shall constitute one and the same executed Agreement.

[Signature Page Follows}

IN WITNESS WHEREOF, the Parties have caused this Amendment #4 to the Amended and Restated Collaboration and License Agreement to be executed by their respective authorized representatives.

Pioneer Hi-Bred International, Inc.		Caribou Biosciences, Inc.

By:	/s/ Mathias L. Müller	By:	/s/ Rachel E. Haurwitz
Name: Mathias L. Müller		Name: Rachel E. Haurwitz
Title: Director, Business Development		Title: President and CEO

Date: June 26, 2017		Date: June 26, 2017